UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2011

CARIBOU COFFEE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN	55429
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 763-592-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Caribou Coffee Company, Inc. (the “Company”) is filing this current report on Form 8-K for the sole purpose of filing with the Commission and thereby incorporating into certain registration statements disclosure regarding certain risks related to the Company’s business and structure. An updated description of the Company’s risk factors is attached hereto as Exhibit 99.1 and incorporated herein by reference. These updated risk factors should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the Securities and Exchange Commission. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

Item 9.01.	Financial Statement and Exhibits.

99.1	Updated Risk Factors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.

Date: August 15, 2011

CARIBOU COFFEE COMPANY, INC.

By:	/s/ Dan E. Lee
Dan E. Lee
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Risk Factors.

4